                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                                 $450,000,000

                               TRITEL PCS, INC.

                  10 3/8% Senior Subordinated Notes due 2011

                              PURCHASE AGREEMENT
                              ------------------

January 19, 2001

Salomon Smith Barney Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
Banc of America Securities LLC
TD Securities (USA) Inc.
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

          Tritel PCS, Inc., a Delaware corporation (the "Company"), proposes,
                                                         -------
upon the terms and considerations set forth herein, to issue and sell to you, as the initial purchasers (the "Initial Purchasers"), $450,000,000 in aggregate
                             ------------------
principal amount of its 10 3/8% senior subordinated notes due 2011 (the "Notes"
                                                                         -----
and, together with the Exchange Notes (as defined below), the "Securities"). The
                                                               ----------
Notes will (i) have terms and provisions which are summarized in the Offering Memorandum (as defined below in Section 1) dated as of the date hereof and (ii) are to be issued pursuant to an Indenture (the "Indenture") to be entered into
                                                ---------
among the Company, the Guarantors (as defined below) and Firstar Bank, N.A., as trustee (the "Trustee"). The Company's obligations under the Notes, including
              -------
the due and punctual payment of interest on the Notes, will be unconditionally guaranteed by Tritel, Inc., the parent of the Company, and by Tritel Communications, Inc. and Tritel Finance, Inc., two of the subsidiaries of the Company, and in the future, by certain other subsidiaries of the Company that incur indebtedness (together, the "Guarantors"). This is to confirm the
                                   ----------
agreement concerning the purchase of the Notes from the Company by the Initial Purchasers. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.
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                                                                               2

          1. Preliminary Offering Memorandum and Offering Memorandum. The Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The Company has prepared a preliminary offering memorandum,
 --------------
dated January 12, 2001 (the "Preliminary Offering Memorandum") and a final
                             -------------------------------
offering memorandum, dated January 19, 2001 (the "Offering Memorandum" and,
                                                  -------------------
together with the Preliminary Offering Memorandum, the "Offering Documents"),
                                                        ------------------
relating to the Company and the Notes. Any references herein to the Offering Documents shall be deemed to include all amendments and supplements thereto. The Company and each of the Guarantors hereby confirms that it has authorized the use of the Offering Documents in connection with the offering and resale of the Notes by the Initial Purchasers.

          The Company proposes to issue and sell to the Initial Purchasers $450,000,000 principal amount of its Notes.

          It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor, in substitution thereof) shall bear the following legend:

               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

               THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER
     OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE
     SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON
     IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE
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                                                                               3

     UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT,
     (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2),
     (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          Each Security evidencing a Global Security offered and sold to QIBs (as defined below) pursuant to Rule 144A shall bear a legend in substantially the following form:

               EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

          Each Definitive Security (as defined in the Indenture) shall bear the following additional legend:

               IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

          The Initial Purchasers have advised the Company that they will make offers (the "Exempt Resales") of the Notes purchased by them hereunder on the
             --------------
terms set forth in the Offering Memorandum, solely to (i) persons (each, a "144A
                                                                            ----
Purchaser") whom they reasonably believe to be "qualified institutional buyers"
---------
as defined in Rule 144A under the Securities Act ("QIBs") and (ii) outside the
                                                   ----
United States to certain persons in offshore transactions in reliance on Regulation S under the Securities Act ("Regulations") specified in clauses (i)
                                        -----------
and (ii) being referred to herein as the "Eligible Purchasers". The Initial
                                          -------------------
Purchasers will offer the Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.
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                                                                               4

          Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the exchange and registration rights agreement (the "Exchange and Registration Rights Agreement", to be dated the Closing Date
      ------------------------------------------
(as defined in Section 4 herein), in substantially the form of Exhibit A hereto, for so long as such Notes constitute "Transfer Restricted Securities" (as
                                      ------------------------------
defined in the Exchange and Registration Rights Agreement). Pursuant to the Exchange and Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the
                                             ----------
circumstances set forth therein, a registration statement under the Securities Act (the "Registration Statement") or under certain circumstances, a shelf
          ----------------------
registration statement pursuant to Rule 415 under the Securities Act (the "Shelf
                                                                           -----
Registration Statement") relating to the Company's Notes, to be offered in
----------------------
exchange for the Notes (the "Exchange Notes").
                             --------------

          2. Representations, Warranties and Agreements of the Company. The Company and each of the Guarantors represent and warrant to, and agree with, the several Initial Purchasers on and as of the date hereof and the Closing Date that:

          (a) Each of the Offering Documents, as of its respective date, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and each of the Guarantors make no representation or warranty as to information contained in or omitted from the Offering Documents in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company by or on behalf of any Initial Purchaser specifically for use therein (the "Initial Purchasers' Information").
      -------------------------------

          (b) Each of the Offering Documents, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Notes, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

          (c) The Offering Documents with respect to the Notes have been prepared by the Company and each of the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Offering Documents, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors, is contemplated.

          (d)  Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 3 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Notes to the Initial Purchasers and the offer, resale and delivery of the Notes by the Initial Purchasers in the
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                                                                               5

     manner contemplated by this Agreement and the Offering Memorandum, to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture
                                                             ---------------
     Act").
     ---

          (e) Except as set forth in Exhibit B hereto, Tritel, Inc. and the Company have no subsidiaries and hold no minority interest in any entity. Tritel, Inc., the Company and the Company's subsidiaries have been duly incorporated or formed and are validly existing as corporations, limited liability companies or limited partnerships in good standing under the laws of their respective jurisdictions of incorporation or formation, are duly qualified to do business and are in good standing as foreign corporations, limited liability companies or limited partnerships in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority could not, singularly or in the aggregate, be reasonably expected to have a material adverse effect on the condition (financial or otherwise), results of operations, business or business prospects of Tritel, Inc., the Company and the Company's subsidiaries taken as a whole (a "Material Adverse Effect").
                                       -----------------------

          (f) As of the Closing Date, all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and the capital stock of the Company conforms in all material respects to the description thereof set forth in Exhibit C attached hereto. All of the outstanding shares of capital stock of Tritel, Inc. and each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as set forth on Exhibit C hereto, are owned directly or indirectly by the Company or TeleCorp PCS, Inc., in the case of Tritel, Inc., free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party, other than liens, charges, encumbrances and security interests created by the Credit Agreement dated as of March 31, 1999, among Tritel, Inc., the Company, the lenders identified therein, Toronto Dominion (Texas), Inc., as administrative agent for the lenders and the financial institutions signatory thereto, as lenders. The table under the heading "Capitalization" in the Offering Memorandum accurately sets forth the Company's capitalization as of September 30, 2000, and as of September 30, 2000, as adjusted for the sale of the Notes and the recapitalization of Tritel, Inc. after the merger of Tritel, Inc. and TeleCorp Wireless, Inc. into two wholly-owned subsidiaries of TeleCorp PCS, Inc.

          (g) Each of the Company and the Guarantors has full right, power and authority to execute and deliver this Agreement, the Indenture, the
     Exchange and Registration Rights Agreement and the Notes (in the case of the Company only) (collectively, the "Transaction Documents") and to
                                           ---------------------
     perform its obligations hereunder and thereunder; and all corporate actions required to be taken for the due and proper authorization, execution and delivery of
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                                                                               6

     each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

          (h) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and constitutes a valid and legally binding agreement of the Company and each of the Guarantors.

          (i) The Exchange and Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (j) The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (k) The Notes have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantor, entitled to the benefits of the Indenture and enforceable against the Company as issuer, and each of the Guarantors, as guarantor, in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (l) The Exchange Notes that may be issued in exchange for the Notes pursuant to the Exchange and Registration Rights Agreement have been duly authorized by the Company, and, when duly executed, authenticated, issued and delivered as provided in the Indenture to the holders of Notes who acquire such Exchange Notes pursuant to the exchange offer contemplated by the Exchange and Registration Rights Agreement, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company and each of the Guarantors entitled to the benefits of the Indenture and enforceable in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (m) Each Transaction Document and each other document described in the Offering Memorandum conforms in all material respects to the description thereof contained in the Offering Memorandum.

          (n) The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Notes and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents (1) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Tritel, Inc., the Company or any of the Company's subsidiaries (other than as provided by the Indenture) pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Tritel, Inc., the Company or any of the Company's subsidiaries is a party or by which Tritel, Inc., the Company or any of the Company's subsidiaries is bound or to which any of the property or assets of Tritel, Inc., the Company or any of the Company's subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of Tritel, Inc., the Company or any of the Company's subsidiaries or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of the Guarantors or any of their properties or assets, except where such conflict, breach, violation, default or lien, change or encumbrance would not, singularly or in the aggregate, have a Material Adverse Effect; and
     (2) no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Notes and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date, (ii) as may be required to be obtained or made under the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations") and applicable state securities
                      ---------------------
     laws as provided in the Exchange and Registration Rights Agreement, (iii) the failure to obtain (A) could not reasonably be expected to have a Material Adverse Effect or (B) would not materially and adversely affect the legal, valid and binding obligations of the Company or any of the Guarantors under the Transaction Documents or the ability of the Company or any of the Guarantors to perform its obligations under any of the Transaction Documents or (iv) which are otherwise not material in the context of the sale of the Notes.

          (o) To the best knowledge of the Company, KPMG LLP are independent certified public accountants with respect to Tritel, Inc., the Company and the Company's subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder. The
                   -----
     historical financial statements (including the related notes) contained in the Offering Memorandum comply in all material respects with the requirements applicable to a registration statement on Form S-1 under the Securities Act (except that disclosure of earnings per share and certain supporting schedules are omitted); such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Offering Memorandum under the headings "Summary--Summary Historical Consolidated Financial and Other Data", "Capitalization", "Selected Historical Financial Information" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" is derived from the accounting records of the entities covered thereby and fairly presents the information purported to be shown thereby. The other historical financial information and data included in the Offering Memorandum are, in all material respects, fairly presented.

          (p) There are no legal or governmental proceedings pending to which Tritel, Inc., the Company or any of the Company's subsidiaries is a party or of which any property or assets of Tritel, Inc., the Company or any of the Company's subsidiaries is the subject, other than proceedings described in the Offering Memorandum which (i) singularly or in the aggregate, if determined adversely to Tritel, Inc., the Company or any of the Company's subsidiaries, could reasonably be expected to have a Material Adverse Effect or (ii) question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to the best knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (q) To the best knowledge of the Company, no action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Notes or suspends the sale of the Notes in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to Tritel, Inc., the Company or any of the Company's subsidiaries which would prevent or suspend the issuance or sale of the Notes or the use of the Offering Documents in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting Tritel, Inc., the Company or any of the Company's subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Notes or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and the Company has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Offering Documents.

          (r) Neither Tritel, Inc., the Company nor any of the Company's subsidiaries is (i) in violation of its charter, by-laws, operating agreement or limited partnership agreement, as appropriate, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except, in the case of clause (ii) or clause (iii), for any default or violation that could not reasonably be expected to have a Material Adverse Effect.

          (s) Except as disclosed in the Offering Memorandum, Tritel, Inc., the Company and each of the Company's subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither Tritel, Inc., the Company nor any of the Company's subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

          (t) Tritel, Inc., the Company and each of the Company's subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to Tritel, Inc., the Company or any of the Company's subsidiaries which has had (nor does Tritel, Inc., the Company or any of the Company's subsidiaries have any knowledge of any tax deficiency which, if determined adversely to Tritel, Inc., the Company or any of the Company's subsidiaries, could reasonably be expected to have) a Material Adverse Effect.

          (u) Neither Tritel, Inc., the Company nor any of the Company's subsidiaries is (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment
                                                                     ----------
     Company Act"), and the rules and regulations of the Commission thereunder
     -----------
     or (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (v) Tritel, Inc., the Company and each of the Company's subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to financial assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences to the extent necessary.

          (w) Tritel, Inc., the Company and each of the Company's subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are adequate to protect Tritel, Inc., the Company and the Company's subsidiaries and their respective businesses, determined by reference to the insurance maintained by other companies in the wireless communications industry. Neither Tritel, Inc., the Company nor any of the Company's subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

          (x) Except as disclosed in the Offering Memorandum, Tritel, Inc., the Company and each of the Company's subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except where the failure to possess such rights could not reasonably be expected to have a Material Adverse Effect; and the conduct of their respective businesses will not conflict in any respect with, and Tritel, Inc., the Company and the Company's subsidiaries have not received any notice of any claim of conflict with, any such rights of others that, if determined adversely to Tritel, Inc., the Company or any of the Company's subsidiaries would, individually or in the aggregate, have a Material Adverse Effect.

          (y) Tritel, Inc., the Company and each of the Company's subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of Tritel, Inc., the Company and the Company's subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except such as (i) do not materially interfere with the use made and proposed to be made of such property by Tritel, Inc., the Company and the

     Company's subsidiaries or (ii) could not reasonably be expected to have a Material Adverse Effect.

          (z) No labor disturbance by or dispute with the employees of Tritel, Inc., the Company or any of the Company's subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened.

          (aa) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section
                                                            -----
     4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section
           ----
     302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of Tritel, Inc., the Company or any of the Company's subsidiaries which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code, except where such noncompliance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; Tritel, Inc., the Company and each of the Company's subsidiaries have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which Tritel, Inc., the Company or any of the Company's subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code has filed for or received a favorable determination letter from the Internal Revenue Service and the Company has not amended any such pension plan in any way that could reasonably be expected to cause the loss of such qualification.

          (bb) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by Tritel, Inc., the Company or any of the Company's subsidiaries (or, to the best knowledge of the Company, any other entity (including any predecessor) for whose acts or omissions Tritel, Inc., the Company or any of the Company's subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by Tritel, Inc., the Company or any of the Company's subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

          (cc) Neither the Company nor, to the best knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of Tritel, Inc., the Company or any of the Company's subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (dd) Except as described in the Offering Memorandum, there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity or other ownership interest in Tritel, Inc., the Company or any of the Company's subsidiaries.

          (ee) Neither Tritel, Inc., the Company nor any of the Company's subsidiaries owns any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Notes
      ---------------------
     will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Notes to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

          (ff) Neither Tritel, Inc., the Company nor any of the Company's subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Notes.

          (gg) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (hh) None of the Company, any of its affiliates or any person acting on its or their behalf, with respect to the Notes, has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable.

          (ii) Neither the Company nor any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Notes in a manner that would require registration of the Notes under the Securities Act.

          (jj) None of the Company, any of its affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          (kk) There are no securities of the Company registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or listed
                                                       ------------
     on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

          (ll) Neither the Company nor any of the Guarantors has taken or will take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Notes.

          (mm) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either of the Offering Documents has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (nn) None of Tritel, Inc., the Company or any of the Company's subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Florida Statutes Section 517.075.

          (oo) Since the date as of which information is given in the Offering Memorandum, (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of Tritel, Inc., the Company and the Company's subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) neither the Company nor any of the Guarantors has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) neither the Company nor any of the Guarantors has entered into any material transaction other than in the ordinary course of business and (iv) there has not been any change in the capital stock or long-term debt of the Company or any of the Guarantors, or any dividend or distribution of any kind declared, paid or made by the Company or any of the Guarantors on any class of their respective capital stock.

          (pp) (i) Tritel, Inc., the Company and the Company's subsidiaries have the full use and benefit of all broadband personal communications services ("PCS") licenses issued by the Federal Communications Commission (the
       ---
     "FCC") to Tritel, Inc., the Company and the Company's subsidiaries (the
      ---
     "Licenses") necessary to operate assets constituting a radio
      --------
     communications system authorized under the rules for wireless communications services (including any license and the network, marketing, distribution, sales, customer interface and operations functions relating thereto) owned and operated by Tritel, Inc., the Company or any of the Company's subsidiaries in the Major Trading Areas (as defined in 47 C.F.R.
     (S)24.202) and the Basic Trading Areas (as defined in 47 C.F.R. (S)24.202) listed on Exhibit D attached hereto and each other area in which Tritel, Inc., the Company or any of the Company's subsidiaries conducts a broadband PCS business; (ii) such Licenses have been duly issued by the FCC, are (in the case of Licenses listed on Exhibit D) or will be held by a direct or indirect wholly owned subsidiary of the Company and are in full force and effect and (iii) Tritel, Inc., the Company and the Company's subsidiaries are in compliance in all material respects with all of the provisions of each such License held by any of them.

          (qq) (i) Tritel, Inc., the Company and each of the Company's subsidiaries are in compliance in all material respects with the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations and published policies of the FCC thereunder, as amended and as in effect from time to time (collectively, the "Communications Act"), and all requirements of the FCC, including the "very
      ------------------
     small business" requirements; (ii) except as set forth in the Offering Memorandum, the Company has no knowledge of any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before the FCC, or of any other proceedings (other than proceedings relating to the wireless communications industries generally) of or before the FCC, which could reasonably be expected to have a Material Adverse Effect; (iii) no event has occurred which (A) has resulted in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modifications, non-renewal, impairment, restriction or termination of, or order of forfeiture with respect to, any License in any respect which could reasonably be expected to have a Material Adverse Effect or (B) affects or could reasonably be expected in the future to affect any of the rights of Tritel, Inc., the Company or any of the Company's subsidiaries under any License held by Tritel, Inc., the Company or any of the Company's subsidiaries in any respect which could reasonably be expected to have a Material Adverse Effect; (iv) Tritel, Inc., the Company and each of the Company's subsidiaries have duly filed in a timely manner all material filings, reports, applications, documents, instruments and information required to be filed under the Communications Act, and all such filings were when made true, correct and complete in all material respects; and (v) the Company has no reason to believe that each License of Tritel, Inc., the Company or any of the Company's subsidiaries will not be renewed in the ordinary course.

          (rr) The Company is in compliance in all material respects with its "Minimum Build-Out Plan", as defined in the TeleCorp PCS Stockholders' Agreement dated November 13, 2000, among AT&T Wireless PCS Inc., the Cash Equity Investors (as identified therein), the Management Stockholders (as identified therein), other stockholders, and TeleCorp PCS, Inc.

          3. Purchase of the Notes by the Initial Purchasers; Agreements to Sell, Purchase and Resell. (a) The Company and each of the Guarantors hereby agree, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company and each of the Guarantors herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.5% the principal amount thereof, the principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto. The Company and each of the Guarantors shall not be obligated to deliver any of the Notes to be delivered hereunder except upon payment for all of the Notes to be purchased as provided herein.

               (b) Each of the Initial Purchasers hereby represents and warrants to the Company and each of the Guarantors that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Company and each of the Guarantors that such Initial Purchaser (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) is purchasing the Notes pursuant to a private sale exempt from registration under the Act;
     (iii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iv) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Notes. The Initial Purchasers have advised the Company that they will offer the Notes to Eligible Purchasers at a price initially equal to 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes. Such price may be changed by the Initial Purchasers at any time thereafter without notice.

               (c) Each of the Initial Purchasers understands that the Company and each of the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(d) and 7(e) of this Agreement, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Initial Purchasers hereby consents to such reliance.

               4. Delivery of and Payment for the Notes; Delivery of the Notes and Payment Therefor. (a) Delivery to the Initial Purchasers of and payment for the Notes shall be made at the office of Cravath, Swaine & Moore, at 9:00 a.m., New York City time, on January 24, 2001 (the "Closing Date").
                                                              ------------
     The place of closing for the Notes and the Closing Date may be varied by agreement between each of the Initial Purchasers and the Company.

               (b) The Notes will be delivered to the Initial Purchasers against payment of the purchase price therefor in immediately available funds. The Notes will be evidenced by one or more single global securities in definitive form (the "Global Note") and/or by additional definitive
                           -----------
     securities, and will be registered, in the case of the Global Note, in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), and in the other cases, in such names and in such denominations as Salomon Smith Barney Inc. and Lehman Brothers Inc., on behalf of the Initial Purchasers, shall request prior to 9:30 a.m., New York City time, on the second business day preceding the Closing Date. The Notes to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging to Salomon Smith Barney Inc. and Lehman Brothers Inc., on behalf of the Initial Purchasers, not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date.

               5. Further Agreements of the Company and each of the Guarantors. The Company and each of the Guarantors further agree:

               (a) At all times prior to the resale of the Notes by the Initial Purchasers, to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers of any order of any governmental authority preventing or suspending the use of the Offering Documents, of any suspension of the qualification of the Notes for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose promptly upon receipt of notice of such order, suspension or initiation or threatening of any such proceeding; and, prior to the resale of the Notes by the Initial Purchasers, to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Offering Documents or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time and thereafter to use commercially reasonable efforts to prevent the issuance of any such order preventing or suspending the use of the Offering Documents or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time.

               (b) To furnish to each of the Initial Purchasers, without charge, as many copies of the Offering Documents (and any supplements and amendments thereto) as may be reasonably requested.

               (c) Prior to making any amendment or supplement to the Offering Memorandum, the Company and each of the Guarantors shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company and each of the Guarantors after a reasonable period (under the circumstances) of review.

          (d) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to subsequent purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company and the Guarantors, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law and to furnish the Initial Purchasers such number of copies as they may reasonably request.

          (e) So long as any of the Notes remain outstanding and is a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act during any period in which the Company and each of the Guarantors is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, to furnish to holders of the Notes and prospective purchasers of the Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

          (f) For so long as the Notes are outstanding, the Company and each of the Guarantors shall furnish to the Initial Purchasers copies of all public reports and all reports and financial statements furnished by the Company and each of the Guarantors to the principal national securities exchange upon which securities of the Company and each of the Guarantors listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

          (g) Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided, however, that in no event will the Company and each of the Guarantors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject. In each jurisdiction in which the Notes have been so qualified, the Company and each of the Guarantors will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as any of the Notes are outstanding. The Company and each of the Guarantors will also supply the Initial Purchasers with such information as is necessary for the determination of the legality of the Notes for investment under the laws of such jurisdictions as the Initial Purchasers may reasonably request.

         (h) For a period of 180 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by Tritel, Inc., the Company or any of the Company's subsidiaries (other than (i) the Notes or the Exchange Notes, (ii) debt securities issued or guaranteed by Tritel, Inc., the Company or any of the Company's subsidiaries pursuant to any credit arrangement with a vendor or supplier or any financial institution acting on behalf of such vendor or supplier; provided that any such credit arrangement contains terms prohibiting the remarketing of all debt securities issued or guaranteed thereunder for a period of not less than 180 days from the date of the Offering Memorandum, (iii) the 12 3/4% Senior Subordinated Discount Notes due 2009 issued by the Company pursuant to an Indenture dated May 11, 1999 and (iv) any debt securities issued by Tritel, Inc., the Company or any of the Company's subsidiaries to the U.S. Government in connection with the acquisition of any License from the FCC or any debt securities assumed by Tritel, Inc., the Company or any of the Company's subsidiaries in connection with the acquisition of any License or any entity engaged in a Permitted Business).

         (i) To provide reasonable assistance to the Initial Purchasers in arranging for the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in
                                          ------
     accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the
                                               ----
     PORTAL Market and for the Notes to be eligible for clearance and settlement through the DTC.

          (j) Not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require registration of the Notes under the Securities Act.

          (k) Except following the effectiveness of the Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its affiliates (as defined in Rule 144 under the Securities Act) not to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum.

          (l) Not to, for two years following the date on which the Notes are issued, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and to not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder.

          (m) During the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates to, resell any of the Notes that have been reacquired by them, except for Notes purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

          (n) In connection with the offering of the Notes, until Salomon Smith Barney Inc. and Lehman Brothers Inc., on behalf of the Initial Purchasers, shall have notified the Company of the completion of the resale of the Notes, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Notes, or attempt to induce any person to purchase any Notes; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Notes.

          (o) In connection with the offering of the Notes, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers.

          (p) To furnish to each of the Initial Purchasers on the Closing Date a copy of the independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report.

          (q) To do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and to use commercially reasonable efforts to satisfy all conditions precedent on its part to the delivery of the Notes.

          (r) To not take any action prior to the Closing Date which would require the Offering Memorandum to be amended or supplemented pursuant to
     Section 4(d).

          (s) Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchasers are notified), without the prior written consent of the Initial Purchasers, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law.

          (t) To apply the net proceeds from the sale of the Notes as set forth in the Offering Memorandum under the heading "Use of Proceeds".

          6. Conditions to the Initial Purchasers' Obligations. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company and each of the Guarantors contained herein, to the accuracy of the statements of the Company and each of the Guarantors and their respective officers made in any certificates delivered pursuant hereto, to the performance by the Company and each of the Guarantor of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (b) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Transaction Documents, the Offering Memorandum and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to counsel for the Initial Purchasers, the Company and each of the Guarantors shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Each of Cadwalader, Wickersham & Taft and James H. Neeld, IV, shall have furnished to the Initial Purchasers its or his written opinion, as counsel to the Company and general counsel to the Company, respectively, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers substantially to the effect set forth in Exhibits E and F attached hereto, respectively. Wiley, Rein & Fielding shall have furnished to the Initial Purchasers its written opinion as special communications counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers substantially to the effect set forth in Exhibit G attached hereto.

          (e) The Initial Purchasers shall have received from Cravath, Swaine & Moore, counsel to the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Initial Purchasers a letter (the "Initial Letter"), dated the date hereof, in form and substance
                  --------------
     reasonably satisfactory to the Initial Purchasers, from KPMG LLP, independent public accountants, containing statements and information with respect to the financial statements and certain financial information, including the financial information contained or referred to in the Offering Memorandum, as identified by the Initial Purchasers, substantially to the effect set forth in Exhibit H hereto.

          (g) The Company shall have furnished to the Initial Purchasers a letter (the "Bring-Down Letter") of KPMG LLP, addressed to the Initial
                  -----------------
     Purchasers and dated the Closing Date, (i) confirming that they are independent public accountants with respect to Tritel, Inc., the Company and the Company's subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

          (h) The Company and each of the Guarantors shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Company and each of the Guarantors stating that:

              (i)  such officers have carefully examined the Offering
          Memorandum,

              (ii) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,

          (iii) as of the Closing Date, the representations and warranties of the Company or each of the Guarantors, as applicable, in this Agreement are true and correct in all material respects, the Company or each of the Guarantors, as applicable, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date and

          (iv) with respect to officers of Tritel, Inc. and the Company only, subsequent to the date of the most recent financial statements contained in the Offering Memorandum, there has been no material adverse change in the financial position or results of operation of Tritel, Inc., the Company or any of the Company's subsidiaries, or any material change, or any material development including a prospective material change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of Tritel, Inc., the Company and the Company's subsidiaries taken as a whole, which is not disclosed in the Offering Memorandum.

     (i) The Initial Purchasers shall have received on the Closing Date the Exchange and Registration Rights Agreement executed by the Company and each of the Guarantors.

     (j) The Company, each of the Guarantors and the Trustee shall have executed and delivered the Indenture, and the Company shall have executed and delivered, and the Trustee shall have authenticated the Notes on or prior to the Closing Date.

     (k) The Notes shall have been approved by the NASD for trading in the PORTAL Market.

     (l)  If any event shall have occurred that requires the Company under
Section 5(d) of this Agreement to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

     (m) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the reasonable judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Notes as contemplated hereby.

     (n) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of Tritel, the Company and the Company's subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

     (o) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Notes in any jurisdiction in which issuance or sale of the Notes is contemplated by the Offering Memorandum; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Notes in any jurisdiction in which the issuance or sale of the Notes is contemplated by the Offering Memorandum.

     (p) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes or any of the Company's other debt securities or preferred stock by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Notes or any of the Company's other debt securities or preferred stock.

     (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the TeleCorp PCS on any exchange or in the over-the-counter market shall have been suspended, (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities, (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause
(iv), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Notes on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto).

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

          7. Termination. The obligations of the Initial Purchasers hereunder may be terminated by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Section 6(m), 6(n), 6(o), 6(p), and 6(q) shall have occurred and be continuing.

          8. Defaulting Initial Purchasers. If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers, or those other initial purchasers satisfactory to the Company and the remaining non-defaulting Initial Purchasers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the aggregate principal amount of all of the Notes to be purchased on the Closing Date. If the remaining Initial Purchasers or other initial purchasers satisfactory to the remaining non-defaulting Initial Purchasers do not elect to purchase the aggregate principal amount of Notes which the defaulting Initial Purchaser agreed but failed to purchase on such Closing Date, this Agreement shall terminate without liability on the part of any of the non-defaulting Initial Purchasers or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 9 and 12 of this Agreement. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this Section 8, purchases Notes which a defaulting Initial Purchaser agreed but failed to purchase. Any action taken hereunder will not relieve a defaulting Initial Purchaser from liability in respect of any default by it under this Agreement.

          9. Reimbursement of Initial Purchasers' Expenses. If (a) the Company shall fail to tender the Notes for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or (b) because any other condition of the obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to Section 8 of this Agreement by reason of the default of one or more Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

          10. Indemnification and Contribution. (a) The Company and each Guarantor, jointly and severally, shall indemnify and hold harmless each Initial Purchaser, its affiliates, their respective officers, directors, employees, representatives and agents and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of Sections 10(a) and 10(b) of this Agreement as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof

(including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser may become subject, whether commenced or threatened under the Securities Act, the Exchange Act, any other federal or statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any of the Offering Documents, (ii) the omission or alleged omission to state in any of the Offering Documents any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above; provided that the Company and each of the Guarantors shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any of the Offering Documents, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Initial Purchasers by or on behalf of any Initial Purchaser specifically for inclusion therein; and provided, further that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 10 (a) shall not inure to the benefit of any such Initial Purchaser to the extent that such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Notes to such person and (B) the untrue statement in or omission from the related Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with Section 5(b). The foregoing indemnity agreement is in addition to any liability which the Company or each of the Guarantors may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Guarantor.

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its affiliates, their respective officers, directors, employees, representatives and agents and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of Sections 10(b) and 10(d) of this Agreement as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act or the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any of the Offering Documents or (ii) the omission or alleged omission to state in any of the Offering Documents any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been prejudiced (through the forfeiture of substantive rights or defenses) by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party,
(iii) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 10(a) and 10(b) of this Agreement, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          The obligations of the Company, each of the Guarantors and the Initial Purchasers in this Section 10 are in addition to any other liability that the Company, each of the Guarantors or the Initial Purchasers, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

          (d) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(b) of this Agreement in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and each of the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each of the Guarantors, on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Guarantors, on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company and each of the Guarantors, on the one hand, and the total underwriting discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this

Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, each of the Guarantors or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 10(d), no Initial Purchasers shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Notes purchased by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 10(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Initial Purchasers severally confirm and the Company acknowledges that (i) the penultimate paragraph on the cover page of and (ii) the fourth, sixth (but only the first, third, sixth and seventh sentences thereof), seventh (but only the first sentence thereof), eighth, ninth, twelfth and fourteenth paragraphs of the "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning the Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Documents.

          11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, each of the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Section 10 of this Agreement with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company, each of the Guarantors and the Initial Purchasers and in Section 5(e) of this Agreement with respect to holders and prospective purchasers of the Notes. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          12. Expenses. The Company and each of the Guarantors agree with the Initial Purchasers to pay (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Notes and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and distribution of the Offering Documents and any amendments or supplements thereto; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the costs incident to the preparation, printing and delivery of the certificates evidencing the Notes, including stamp duties and transfer taxes, if any, payable upon issuance of the Notes; (v) the fees and expenses of the Company's counsel and independent accountants; (vi) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 4(h) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers); (vii) any fees charged by rating agencies for rating the Notes;
(viii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (ix) all expenses and application fees incurred in connection with the application for the inclusion of the Notes on the PORTAL Market and the approval of the Notes for book-entry transfer by DTC; and (ix) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement which are not otherwise specifically provided for in this Section 12; provided, however, that except as provided in this Section 12 and Section 9, the Initial Purchasers shall pay their own costs and expenses.

          13. Survival. The respective indemnities, representations, warranties and agreements of the Company, each of the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) If to the Initial Purchasers, shall be delivered or sent by mail or fax transmission to Salomon Smith Barney Inc., 390 Greenwich Street, New York, New York 10013, Attention: High Yield Capital Markets (Fax: 212-723-
     8589) and Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 10(c) of this agreement, to General Counsel, Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 (Fax: 212-816-7912) and the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, New York 10285.

          (b) If to the Company or any Guarantor, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Executive Vice President-Chief Financial Officer (Fax: (703) 236-1376), with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038,

     Attention: Brian Hoffmann (Fax:  (212) 504-6666); and to Tritel, Inc., 111
     E. Capitol St., Suite 500, Jackson, MS 39201, Attn: General Counsel (Fax:
     (601) 914-8282.

provided, however, that any notice to an Initial Purchaser pursuant to Section 10(c) of this Agreement shall be delivered or sent by mail or fax transmission to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Salomon Smith Barney Inc. and Lehman Brothers Inc.

          15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

          17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, each of the Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              TRITEL PCS, INC.


                              By /s/ Thomas H. Sullivan
                                 -----------------------------------
                                 Name: Thomas H. Sullivan
                                 Title: Executive Vice President-
                                        Chief Financial Officer and
                                        Treasurer

                              TRITEL, INC.


                              By /s/ Thomas H. Sullivan
                                 -----------------------------------
                                 Name: Thomas H. Sullivan
                                 Title: Executive Vice President-
                                        Chief Financial Officer and
                                        Treasurer

                              TRITEL COMMUNICATIONS, INC.


                              By /s/ Thomas H. Sullivan
                                 -----------------------------------
                                 Name: Thomas H. Sullivan
                                 Title: Executive Vice President-
                                        Chief Financial Officer and
                                        Treasurer

                              TRITEL FINANCE, INC.


                              By /s/ Thomas H. Sullivan
                                 -----------------------------------
                                 Name: Thomas H. Sullivan
                                 Title: Executive Vice President-
                                        Chief Financial Officer and
                                        Treasurer

Accepted:

SALOMON SMITH BARNEY INC.,


By /s/ M. Ian G. Gilchrist
   ---------------------------------
   Name: M. Ian G. Gilchrist
   Title: Managing Director

Address for notices pursuant to Section 11(c):
390 Greenwich Street
New York, New York 10013


LEHMAN BROTHERS INC.,


By /s/ Perry Hoffmeister
   ---------------------------------
   Name: Perry Hoffmeister
   Title: Managing Director

Address for notices pursuant to Section 11(c):
Three World Financial Center
New York, New York 10285

                                                                      SCHEDULE I

                                                             Principal Amount Of
                                                           ---------------------
Name Of Initial Purchaser                                  Notes To Be Purchased
-------------------------                                  ---------------------

                                                                       EXHIBIT A


                  Exchange and Registration Rights Agreement

                                TRITEL PCS, INC

                                 $450,000,000

                   10 3/8 % Senior Subordinated Notes due 2011

                  EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                                 January  , 2001

SALOMON SMITH BARNEY INC.
LEHMAN BROTHERS INC.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
Banc of America Securities LLC
TD Securities (USA) Inc.
c/o Lehman Brothers
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

          Tritel PCS, Inc., a Delaware corporation (the "Company"), proposes to
                                                         -------
issue and sell to Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and TD Securities (together, the "Initial Purchasers"), upon the terms and subject
                              ------------------
to the conditions set forth in a purchase agreement dated January 19, 2001 (the "Purchase Agreement"), $450,000,000 aggregate principal amount at maturity of
 ------------------
its 10 3/8 % senior subordinated notes due 2011 (the "Notes") to be guaranteed
                                                      -----
on a senior subordinated basis by Tritel, Inc., the parent of the Company, Tritel Communications, Inc., Tritel Finance Inc., two subsidiaries of the Company, and, in the future, by certain other subsidiaries of the Company that incur indebtedness (together, the "Guarantors"). Capitalized terms used but not
                                   ----------
defined herein shall have the meanings given to such terms in the Purchase Agreement.

          As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company and each of the Guarantors agree with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Notes, the Exchange Notes (as defined herein) and the Private Exchange Notes (as defined herein) (collectively, the "Holders"), as follows:
                    -------

          1. Registered Exchange Offer. The Company and each of the Guarantors shall (i) prepare and, not later than 90 days following the date of original issuance of the Notes (the "Issue Date"), file with the Securities and Exchange
                            ----------
Commission (the "Commission") a registration statement (the "Exchange Offer
                 ----------                                  --------------
Registration Statement") on an appropriate form under the Securities Act of
----------------------
1933, as amended (the "Securities Act"), with respect to a proposed offer to the
                       --------------
Holders of the Notes (the "Registered Exchange Offer") who are not prohibited by
                           -------------------------
applicable law or interpretations thereof by the Commission's staff from participating in the Registered Exchange Offer to issue and deliver to such Holders, in exchange for the Notes, a like aggregate principal amount of debt securities of the Company (the "Exchange Notes") that are identical in all
                                --------------
material respects to the Notes, except for the transfer restrictions and registration rights relating to the Notes, (ii) use their commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 210 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 240 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The
                                       ----------------------------------
Exchange Notes will be issued under the Indenture or an indenture (the "Exchange
                                                                        --------
Notes Indenture") among the Company, each of the Guarantors and the Trustee or
---------------
such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Exchange Notes Trustee"), such indenture to be
                             ----------------------
identical in all material respects to the Indenture, except for the transfer restrictions and registration rights relating to the Notes (as described above). All references in this Agreement to "Registration Statement" and "prospectus" shall, except where the context otherwise requires, include any Registration Statement (or amendment or supplement thereto) and prospectus (or amendment thereto), respectively, filed with the Commission pursuant to Section 6 of this Agreement.

          Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Notes for Exchange Notes (assuming that such Holder (a) is not an affiliate of the Company or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Notes that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Notes in the ordinary course of such Holder's business, (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Notes and (e) is not otherwise prohibited by applicable law or interpretations thereof by the Commission's staff from participating in the Registered Exchange Offer) and to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, each of the Guarantors, the Initial Purchasers and each Exchanging

Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, (i) each Holder that is a broker-dealer electing to exchange Notes, acquired for its own account as a result of market-making activities or other trading activities, for Exchange
Notes (an "Exchanging Dealer"), is required to deliver a prospectus containing
           -----------------
substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Notes received by such Exchanging Dealer pursuant to the Registered Exchange Offer and
(ii) if an Initial Purchaser elects to sell Exchange Notes acquired in exchange for Notes constituting any portion of an unsold allotment, such Initial Purchaser is required to deliver a prospectus containing the information required by Item 507 and 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

          If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Company shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Notes in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Notes held by such Holder (the "Private Exchange"), a like aggregate principal amount
                          ----------------
of debt securities of the Company (the "Private Exchange Notes") that are
                                        ----------------------
identical in all material respects to the Exchange Notes, except for the transfer restrictions relating to such Private Exchange Notes. The Private Exchange Notes will be issued under the same indenture as the Exchange Notes, and the Company shall use commercially reasonable efforts to cause the Private Exchange Notes to bear the same CUSIP number as the Exchange Notes.

          In connection with the Registered Exchange Offer, the Company shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

          (c) utilize the services of a depositary (which may be the Trustee or an affiliate of the Trustee) for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (d) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

          (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

          As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Company shall:

          (a) accept for exchange all Notes validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

          (b) deliver to the Trustee for cancelation all Notes so accepted for exchange; and

          (c) cause the Trustee or the Exchange Notes Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

          The Company shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Notes; provided that (i) in the case where such
                                       --------
prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Notes held by them and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Notes for a period of not less than 180 days after the consummation of the Registered Exchange Offer.

          The Indenture or the Exchange Notes Indenture, as the case may be, shall provide that the Notes, the Exchange Notes and the Private Exchange Notes shall vote and consent together on all matters as one class and that none of the Notes, the Exchange Notes or the Private Exchange Notes will have the right to vote or consent as a separate class on any matter.

          Interest on each Exchange Note and Private Exchange Note issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

          Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Notes or the Exchange Notes within the meaning of the Securities Act,
(iii) such

Holder is not an affiliate of the Company or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes and (v) if such Holder is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Notes.

          Notwithstanding any other provisions hereof, the Company and each of the Guarantors will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2. Shelf Registration. If (i) because of any change in applicable law or interpretations thereof by the Commission's staff the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof or (ii) any Notes validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Notes within 240 days after the Issue Date or (iii) any Initial Purchaser so requests with respect to Notes or Private Exchange Notes not eligible to be exchanged for Exchange Notes in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer or (iv) any applicable law or interpretations thereof by the Commission's staff do not permit any Holder to participate in the Registered Exchange Offer or (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Notes in exchange for tendered Notes or (vi) the Company so elects, then the following provisions shall apply:

          (a) The Company and each of the Guarantors shall use their commercially reasonable efforts to file as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this
     Section 2) with the Commission, and thereafter shall use their commercially reasonable efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 3 of this Agreement) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any
                    ----------------------------
     Exchange Offer Registration Statement, a "Registration Statement");
                                               ----------------------
     provided that no Holder (other than an Initial Purchaser) shall be entitled
     --------
     to have the Notes held by it covered by such

Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

     (b) The Company and each of the Guarantors shall use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of
(i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Notes become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf
                                                                          -----
Registration Period"). The Company and each of the Guarantors shall be deemed
-------------------
not to have used their commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily take any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless (i) such action is required by applicable law or (ii) such action is taken by the Company and each of the Guarantors in good faith and for valid business reasons (not including avoidance of their obligations hereunder), provided that the Company and each of the Guarantors within 90 days thereafter comply with the requirements of Section 4(k) hereof. Any such period during which the Company and each of the Guarantors fail to keep the Shelf Registration Statement effective and usable for offers and sales of Notes, Private Exchange Notes and Exchange Notes is referred to as a "Suspension Period". A Suspension Period shall commence on and include the
   -----------------
date the Company and each of the Guarantors give notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Notes, Private Exchange Notes and Exchange Notes and shall end on the date when each Holder of Notes, Private Exchange Notes and Exchange Notes covered by such Shelf Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 4(k) hereof or is advised in writing by the Company and the each of the Guarantors that use of the prospectus may be resumed. Not more than one Suspension Period shall be permitted in any period of 360 consecutive days. If one or more Suspension Periods occur, the two-year time period referenced above shall be extended by the number of days included in each such Suspension Period.

     (c) Notwithstanding any other provisions hereof, the Company and each of the Guarantors will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not contain an untrue
                      --------------------
statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          3. Liquidated Damages. (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if the Company and each of the Guarantors fails to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the Commission on or prior to 90 days after the Issue Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 210 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in applicable law or interpretations thereof by the Commission's staff, if later, within 45 days after publication of the change in law or interpretation), (iii) the Registered Exchange Offer is not consummated on or prior to 240 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 210 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in applicable law or interpretations thereof by the Commission's staff, if later, within 45 days after publication of the change in law or interpretation) but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 45 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and each of the Guarantors will be jointly
 --------------------
and severally obligated to pay liquidated damages to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to $ 0.192 per week per $1,000 of principal amount of Transfer Restricted Securities held by such Holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. As used herein, the term "Transfer Restricted Securities" means (i) each
                                 ------------------------------
Note until the date on which such Note has been exchanged for a freely transferable Exchange Note in the Registered Exchange Offer, (ii) each Note or Private Exchange Note until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Note or Private Exchange Note until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company and each of the Guarantors shall not be required to pay liquidated damages to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(o).

          (b) The Company shall notify the Trustee and the Paying Agent (as defined in the Indenture) under the Indenture within three business days of the happening of each and every Registration Default. The Company and each of the Guarantors shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Notes, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Indenture and the Notes to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the date of the applicable Registration Default.

          (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

          4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

          (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall, in its reasonable judgment, reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose; (ii) include information substantially to the effect set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include information substantially to the effect set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

          (b) The Company shall advise each Initial Purchaser, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clause
     (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

          (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

         (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

        (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

         (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes, the Exchange Notes or the Private Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (v) of the happening of any event that requires the making of any changes so that the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any prospectus forming part of any Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) If any event contemplated by clauses (ii) through (v) of Section 4(b) of this Agreement occurs during the period for which the Company and each of the Guarantors are required to maintain an effective Registration Statement, the Company and each of the Guarantors will as promptly as is practicable prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Notes, Exchange Notes or Private Exchange Notes from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) The Company and each of the Guarantors will use all commercially reasonable efforts to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

     (e) The Company will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference) and as many conformed copies of such Registration Statement as such Holder reasonably requests.

     (f) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company and each of the Guarantors consent to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the lawful offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

     (g) The Company will furnish to each Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference) and as many conformed copies of such Exchange Offer Registration Statement as such Holder reasonably requests.

     (h) The Company will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Company and each of the Guarantors consent to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, in connection with any lawful offer or sale covered by such prospectus or any amendment or supplement thereto, as aforesaid.

     (i) Prior to the effective date of any Registration Statement, the Company and each of the Guarantors will use commercially reasonable efforts to register or qualify, or cooperate with the Holders of Notes, Exchange Notes or Private Exchange Notes included therein and their respective counsel in connection with the registration or qualification of, such Notes, Exchange Notes or Private Exchange Notes for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Notes, Exchange Notes or Private Exchange Notes covered by such Registration

Statement; provided that the Company and each of the Guarantors will not be
           --------
required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject them to general service of process or to taxation in any such jurisdiction where they are not then so subject.

     (j) The Company and each of the Guarantors will reasonably cooperate with the Holders of Notes, Exchange Notes or Private Exchange Notes to facilitate the timely preparation and delivery of certificates representing Notes, Exchange Notes or Private Exchange Notes to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Notes, Exchange Notes or Private Exchange Notes pursuant to such Registration Statement.

     (k) If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Company and each of the Guarantors are required to maintain an effective Registration Statement, the Company and each of the Guarantors will as promptly as is practicable prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Notes, Exchange Notes or Private Exchange Notes from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (l) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for each of the Notes, the Exchange Notes and the Private Exchange Notes, as the case may be, and provide the applicable trustee with printed certificates for the Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company.

     (m) The Company and each of the Guarantors will comply with all applicable rules and regulations of the Commission and the Company will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event
                                                       --------
shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

     (n) The Company and each of the Guarantors will cause the Indenture or the Exchange Notes Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

          (o) The Company may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (p) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(k) or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be
      ------
     resumed. If the Company shall give any notice under Section 4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such
                                            --------------------
     Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(k) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          (q) In the case of a Shelf Registration Statement, the Company and each of the Guarantors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form and reasonably acceptable to the Company) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Notes, Exchange Notes and Private Exchange Notes being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Notes, Exchange Notes or Private Exchange Notes pursuant to such Shelf Registration Statement.

          (r) In the case of a Shelf Registration Statement, the Company shall
     (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Notes, Exchange Notes and Private Exchange Notes being sold and any underwriter participating in any disposition of Notes, Exchange Notes or Private Exchange Notes pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its commercially reasonable efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such
                                          ---------
     Shelf Registration Statement.

          (s) In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Notes, Exchange Notes and Private Exchange Notes being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its commercially reasonable efforts to cause
     (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Notes, Exchange Notes or Private Exchange Notes, as applicable, substantially in the form delivered by counsel for the Company in connection with the issuance and sale of the Notes, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Notes, Exchange Notes and Private Exchange Notes being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          5. Registration Expenses. The Company and each of the Guarantors will jointly and severally bear all expenses incurred in connection with the performance of their obligations under Sections 1, 2, 3 and 4 and the Company will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of Cravath, Swaine & Moore (in addition to any local counsel) unless otherwise instructed by the Holders of a majority in aggregate principal amount of the Notes, the Exchange Notes and the Private Exchange Notes to be sold pursuant to each Registration Statement (the "Special Counsel") acting for
                                                   ---------------
the Initial Purchasers or Holders in connection therewith.

          6. [Intentionally omitted]

          7. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, the Company and each of the Guarantors shall jointly and severally indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or Exchanging Dealer, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 7 and
Section 8 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Notes, Exchange Notes or Private Exchange Notes), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and
                                         --------  -------
each of the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in, or omission or alleged omission from, any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further that with respect to any such untrue
                          --------  -------
statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Notes, Exchange Notes or Private Exchange Notes to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (1) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Notes, Exchange Notes or Private Exchange Notes to such person and
(2) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with Sections 4(e), 4(f), 4(g) or 4(h), as applicable.

          (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Company, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 7(b) and
Section 8 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder
                                         --------  -------
shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Notes, Exchange Notes or Private Exchange Notes pursuant to such Shelf Registration Statement or prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 7(a) or 7(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying
                --------  -------
party shall not relieve it from any liability which it may have under this
Section 7 except to the extent that it has been prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided,
                                                                   --------
further, that the failure to notify the indemnifying party shall not relieve it
-------
from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party
                                   --------  -------
shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(ii) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) of this Agreement, shall use all commercially reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          8. Contribution. If the indemnification provided for in Section 7 of this Agreement is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) of this Agreement, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and each of the Guarantors from the initial offering and sale of the Notes, on the one hand, and by a Holder from receiving Notes, Exchange Notes or Private Exchange Notes, as applicable, registered under the Securities Act, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each of the Guarantors, on the one hand, and such Holder, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company and each of the Guarantors or information supplied by the Company and each of the Guarantors, on the one hand, or to any Holders' Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 8, an indemnifying party that is a Holder of Notes, Exchange Notes or Private Exchange Notes shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes, Exchange Notes or Private Exchange Notes sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          9. Rules 144 and 144A. The Company shall use its commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company and each of the Guarantors covenant that they will take such further action as any

Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Company and each of the Guarantors shall deliver to such Holder a written statement as to whether they have complied with such requirements. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

          10. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          11. Miscellaneous. (a) Amendments and Waivers. No failure or delay by the Company, each of the Guarantors, any Holder in exercising any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or amendment or discontinuance of steps to enforce any such right preclude any other or further exercise thereof or the exercise of any other right. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Notes, the Exchange Notes and the Private Exchange Notes, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Notes, Exchange Notes or Private Exchange Notes are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Notes, the Exchange Notes and the Private Exchange Notes being sold by such Holders pursuant to such Registration Statement.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

               (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this
          Section 11(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and TD Securities (USA) Inc.;

               (ii) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

               (iii) if to the Company, initially at the address of the Company set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          (c) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

          (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

          (e) Definition of Terms. For purposes of this Agreement, (i) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (ii) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (iii) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (h) Remedies. In the event of a breach by the Company, any Guarantor or any Holder of any of their obligations under this Agreement, each Holder, the Company or each Guarantor, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company or any Guarantor of its obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company, each of the Guarantors and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by each such person of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, each such person shall waive the defense that a remedy at law would be adequate.

          (i) No Inconsistent Agreements. Each of the Company and the Guarantors represents, warrants and agrees that (i) it has not entered into, and shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) (with respect to the Company) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

          (j) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

          (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, each of the Guarantors and the Initial Purchasers.

                                                  Very truly yours,

                                                  TRITEL PCS, INC., by

                                                  by ___________________________
                                                     Name:
                                                     Title:

                                                  TRITEL, INC., by

                                                  by ___________________________
                                                     Name:
                                                     Title:

                                                  TRITEL COMMUNICATIONS, INC.,

                                                  by ___________________________
                                                     Name:
                                                     Title:

                                                  TRITEL FINANCE, INC., by

                                                  by ___________________________
                                                     Name:
                                                     Title:

Accepted:

SALOMON SMITH BARNEY INC.,

by ___________________________
   Name:
   Title:

LEHMAN BROTHERS INC.,

by ___________________________
   Name:
   Title:

                                                                         ANNEX A
     Each broker-dealer that receives Exchange Notes for its own account pursuant to the


Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the expiration of the Exchange Offer, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B
     Each broker-dealer that receives Exchange Notes for its own account in exchange for Notes,


where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution".

                                                                         ANNEX C


                             PLAN OF DISTRIBUTION

     Each broker-dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the expiration of the Exchange Offer, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use
in connection with any such resale. In addition, until [         ], all dealers
effecting transactions in the Exchange Notes may be required to deliver a prospectus.

     The Company will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For a period of 180 days after the expiration of the Exchange Offer the Company will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Notes) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D
     [_]  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE


     10  ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
     AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
     Address:


If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                                                       EXHIBIT B



                        Tritel PCS, Inc. Subsidiaries*
                        -----------------------------


 ----------------------------------------------------------------------------
        Subsidiary                                   State of Formation
 ----------------------------------------------------------------------------
  Tritel Communications, Inc.                                DE
 ----------------------------------------------------------------------------
  Tritel Finance, Inc.                                       DE
 ----------------------------------------------------------------------------
  Tritel C/F Holding Corp.                                   DE
 ----------------------------------------------------------------------------
  Tritel A/B Holding Corp.                                   DE
 ----------------------------------------------------------------------------
  NexCom, Inc.                                               DE
 ----------------------------------------------------------------------------
  ClearCall, Inc.                                            DE
 ----------------------------------------------------------------------------
  Global PCS, Inc.                                           DE
 ----------------------------------------------------------------------------
  ClearWave, Inc.                                            DE
 ----------------------------------------------------------------------------
  DigiNet PCS, Inc.                                          DE
 ----------------------------------------------------------------------------
  Tritel License - Alabama, Inc.                             DE
 ----------------------------------------------------------------------------
  AirCom PCS, Inc.                                           AL
 ----------------------------------------------------------------------------
  QuinCom, Inc.                                              AL
 ----------------------------------------------------------------------------
  DigiCom, Inc.                                              DE
 ----------------------------------------------------------------------------
  DigiCall, Inc.                                             DE
 ----------------------------------------------------------------------------
  Tritel License -- Florida, Inc.                            DE
 ----------------------------------------------------------------------------
  Tritel License -- Georgia, Inc.                            DE
 ----------------------------------------------------------------------------

_____________________
*The Company is the only subsidiary of Tritel, Inc.

                                                                       EXHIBIT C



                  Description of the Company's Capital Stock

     The Company has issued an outstanding 1,000 shares of common stock, par value $0.01, all of which are held by Tritel, Inc.

                                                                       EXHIBIT D


                                 FCC Licenses

A. AirCom PCS, Inc.

    ---------------------------------------------------------------------------
     Call Sign    BTA Name                      BTA No.          Blk       MHz
    ---------------------------------------------------------------------------
     KNLF457      Montgomery, AL                BTA305           C         15
    ---------------------------------------------------------------------------
     KNLF604      Anniston, AL                  BTA017           C         15
    ---------------------------------------------------------------------------
     KNLF605      Birmingham, AL                BTA044           C         15
    ---------------------------------------------------------------------------
     KNLF606      Decatur, AL                   BTA108           C         15
    ---------------------------------------------------------------------------
     KNLF607      Gadsden, AL                   BTA158           C         15
    ---------------------------------------------------------------------------
     KNLF608      Huntsville, AL                BTA198           C         15
    ---------------------------------------------------------------------------
     KNLF609      Tuscaloosa, AL                BTA450           C         15
    ---------------------------------------------------------------------------

B. DigiCall, Inc.

    ---------------------------------------------------------------------------
     Call Sign    BTA Name                      BTA No.          Blk       MHz
    ---------------------------------------------------------------------------
     KNLG908      Biloxi, MS                    BTA042           F         10
    ---------------------------------------------------------------------------
     KNLG918      Hattiesburg, MS               BTA186           F         10
    ---------------------------------------------------------------------------
     KNLG922      Laurel, MS                    BTA246           E         10
    ---------------------------------------------------------------------------
     KNLG925      McComb-Brookhaven, MS         BTA269           F         10
    ---------------------------------------------------------------------------

C. DigiCom, Inc.

    ---------------------------------------------------------------------------
     Call Sign    BTA Name                      BTA No.          Blk       MHz
    ---------------------------------------------------------------------------
     KNLG909      Bowling Green-Glasgow, KY     BTA052           F         10
    ---------------------------------------------------------------------------
     KNLG923      Louisville, KY                BTA263           F         10
    ---------------------------------------------------------------------------

D. QuinCom, Inc.

    ---------------------------------------------------------------------------
     Call Sign    BTA Name                      BTA No.          Blk       MHz
    ---------------------------------------------------------------------------
     KNLG912      Dothan-Enterprise, AL         BTA115           F         10
    ---------------------------------------------------------------------------
     KNLG914      Florence, AL                  BTA146           F         10
    ---------------------------------------------------------------------------
     KNLG927      Mobile, AL                    BTA302           F         10
    ---------------------------------------------------------------------------
     KNLG928      Montgomery, AL                BTA305           F         10
    ---------------------------------------------------------------------------
     KNLG933      Selma, AL                     BTA415           F         10
    ---------------------------------------------------------------------------

E. Tritel License-Alabama, Inc.

    ---------------------------------------------------------------------------
     Call Sign    BTA Name                             BTA No.   BLK       MHz
    ---------------------------------------------------------------------------
     KNLG288      Birmingham, AL                       BTA044    D         10
    ---------------------------------------------------------------------------
     KNLG350      Tuscaloosa, AL                       BTA450    D         10
    ---------------------------------------------------------------------------


F. ClearCall, Inc.

      -------------------------------------------------------------------------
        Call Sign MTA Name               MTA No.       Blk      MHz     Notes
      -------------------------------------------------------------------------
        WPOI258   Knoxville              MTA044        A        20      1
      -------------------------------------------------------------------------


G. ClearWave, Inc.

      -------------------------------------------------------------------------
        Call Sign MTA Name               MTA No.       Blk      MHz     Notes
      -------------------------------------------------------------------------
        WPOI257   Memphis-Jackson        MTA028        B        20      2
      -------------------------------------------------------------------------


H. DigiNet PCS, Inc.

      -------------------------------------------------------------------------
        Call Sign MTA Name               MTA No.       Blk      MHz     Notes
      -------------------------------------------------------------------------
        WPOI256   Nashville              MTA043        B        20      3
      -------------------------------------------------------------------------


I. Global PCS, Inc.

      -------------------------------------------------------------------------
        Call Sign MTA Name               MTA No.       Blk      MHz     Notes
      -------------------------------------------------------------------------
        WPOI255   Louisville-Lexington-  MTA026        A        20      4
                  Evansville
      -------------------------------------------------------------------------


J. NexCom, Inc.

      -------------------------------------------------------------------------
        Call Sign MTA Name               MTA No.       Blk      MHz     Notes
      -------------------------------------------------------------------------
        WPOI259   Atlanta                MTA011        A        20      5
      -------------------------------------------------------------------------


Notes:

1. Geographic partition of the Knoxville MTA (MTA044) consisting only of the BTA of Knoxville, TN (BTA232).
2. Geographic partition of the Memphis-Jackson MTA (MTA028) consisting only of the BTAs of Columbus-Starkville, MS (BTA094); Greenville-Greenwood, MS (BTA175); Jackson, MS (BTA210); Meridian, MS (BTA292); Natchez, MS (BTA315); Tupelo-Corinth, MS (BTA449); Vicksburg, MS (BTA455); and, the county of Montgomery, MS in the Memphis, MS BTA (BTA290).
3. Geographic partition of the Nashville MTA (MTA043) consisting only of the BTAs of Clarksville, TN-Hopkinsville, KY (BTA083); Cookeville, TN (BTA096); and Nashville, TN (BTA314).
4. Geographic partition of the Louisville-Lexington-Evansville MTA (MTA026) consisting only of the BTAs of Bowling Green-Glasgow, KY (BTA052); Corbin, KY (BTA098); Lexington, KY (BTA252); Louisville, KY (BTA263); Madisonville, KY (BTA273); Owensboro, KY (BTA338); and Somerset, KY (BTA423).
4. Geographic partition of the Atlanta MTA (MTA011) consisting only of the BTAs of Chattanooga, TN (BTA076); Cleveland, TN (BTA085); Dalton, GA (BTA102); La Grange, GA (BTA237); Opelika-Auburn, AL (BTA334); Rome, GA (BTA384); and, the counties of Carroll, GA and Haralson, GA in the Atlanta, GA (BTA024).

                                                                       EXHIBIT E

     Based upon and subject to the foregoing, Cadwalader, Wickersham & Taft is of the opinion that:

     1. Each of the Transaction Documents has been duly authorized, executed and delivered by the Company and each of the Guarantors.

     2. Each of the Exchange and Registration Rights Agreement and the Indenture constitutes a legal, valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law or considerations of public policy.

     3. The Notes have been duly authorized and executed by the Company and, when the Notes have been duly authenticated and delivered by the Trustee in the manner contemplated in the Indenture and paid for by the Initial Purchasers pursuant to the Purchase Agreement, the Notes will be legal, valid and binding obligations of the Company, as issuer, and each of the Guarantors, as guarantors, enforceable against the Company, as issuer, and each of the Guarantors, as guarantors, in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and will be validly issued and outstanding and entitled to the benefits provided by the Indenture.

     4. The Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Securities and Exchange Commission applicable to an indenture which is qualified thereunder.

     5. Assuming (a) the accuracy as to factual matters of the representations and warranties in the Purchase Agreement and (b) compliance with the terms and provisions of the Indenture and the Purchase Agreement, in each case, by the Company, each of the Guarantors and the Initial Purchasers, as applicable, it is not necessary in connection with the offer, issuance and sale of the Notes by the Company to the Initial Purchasers or the offer, resale and delivery by the Initial Purchasers to the purchasers of the Notes from the Initial Purchasers under the circumstances contemplated by the Indenture and the Purchase Agreement to qualify the Indenture under the Trust Indenture Act of 1939, as amended, or to register the Notes under the Securities Act of 1933, as amended.

     6. Neither Tritel, Inc., the Company nor any of the Company's subsidiaries is, or immediately after the sale of the Notes and the application of the proceeds from such same (as described in the Offering Memorandum under the caption "Use of Proceeds") will be, an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations
                        ----------------------
          of the Securities and Exchange Commission thereunder, without taking account of any exemption under the Investment Company Act arising out of the numbers of holders of the Company's securities. Neither Tritel, Inc., the Company nor any of the Company's subsidiaries is a "holding company" or a "subsidiary company" of a holding company or its "affiliate" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     7. Neither the consummation of the transactions contemplated by the Purchase Agreement, nor the sale, issuance, execution or delivery of the Notes, will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     8. The statements in the Offering Memorandum under the headings "Description of the Notes" and "Exchange and Registration Rights Agreement", insofar as such statements relate to statements of law or draw legal conclusions, fairly summarize the information called for with respect to such legal matters, and insofar as such statements describe the Notes, the Indenture, the Purchase Agreement and the Exchange and Registration Rights Agreement, such documents and instruments conform in all material respects to their description in the Offering Memorandum, subject to the qualification that such summaries are inherently incomplete descriptions of complex statutes, regulations and documents.

     9. The statements in the Offering Memorandum under the heading "Certain U.S. Federal Tax Considerations," insofar as such statements relate to statements of law or regulations or draw legal conclusions, have been reviewed by us and fairly summarize the matters described under such heading.

     10. To our knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the Company or any of the Guarantors (a) asserting the invalidity of the Transaction Documents or the Notes or (b) seeking to prevent the issuance of the Notes or the consummation of any of the transactions provided for in the Transaction Documents, or (c) which would materially and adversely affect the ability of the Company or any of the Guarantors to perform its obligations under, or the validity or enforceability of, the Transaction Documents or the Notes. For purposes of the opinion set forth in this paragraph, we have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or Governmental Authority has communicated in writing to the Company or any of the Guarantors a present intention to initiate such actions, investigations or proceedings against the Company.
     11. The issuance and sale by the Company of the Notes to the Initial Purchasers pursuant to the Purchase Agreement, the compliance by the Company and each of the Guarantors with the provisions of the Transaction Documents, and the consummation by the Company and each of the Guarantors of the transactions therein contemplated (a) do not require any Governmental Approval to be obtained on the part of the Company or the Guarantors, as applicable, except those that may be required under state securities or blue sky laws and such other approvals that have been obtained and, to our knowledge, are in effect, (b) do not result in a violation of any provision of the certificate of incorporation or bylaws of the Company or the Guarantors or any Applicable Laws applicable to the Company or the Guarantors, and (c) do not breach or result in a violation of, or default under, (i) the Indenture relating to the 12 3/4% Senior Subordinated Discount Notes due 2009, or the TeleCorp PCS Stockholders' Agreement, or (ii) any judgment, decree or order known to us which is applicable to the Company and, pursuant to any Applicable Laws, is issued by any Governmental Authority having jurisdiction over the Company or the Guarantors or their properties.

As used herein, the terms "Applicable Laws" shall mean those laws, rules and
                           ---------------
regulations of the State of New York and of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents. The term "Governmental Authorities"
                                                     ------------------------
means executive, legislative, judicial, administrative or regulatory bodies of the State of New York or the United States of America. The term "Governmental
                                                                 ------------
Approval" means any consent, approval, license, authorization or validation of,
--------
or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

                                                                       EXHIBIT F

     Based upon the foregoing, and subject to the qualifications set forth herein,

James H. Neeld, IV, general counsel to the Company, is of the opinion that:

     1. The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of property or conduct of business, as certified by the Company, requires such qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct its business in which it is engaged (except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect).

     2. Each of the Guarantors has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of property or conduct of business, as certified by each of the Guarantors, requires such qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct its business in which it is engaged (except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect).

     3. The Company and each of the Guarantors have the corporate power and authority to execute and deliver each of the Transaction Documents to which they are a party and to perform their respective obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

     4. Each of the Reviewed Agreements described in the Offering Memorandum conform in all material respects to the description thereof contained in the Offering Memorandum, and, to my knowledge, do not differ in any material respect from the descriptions thereof contained in the Offering Memorandum.

     5. The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Notes and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of Tritel, Inc., the

          Company or any of the Company's subsidiaries pursuant to any Reviewed Agreement, or, to my knowledge, any other material indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which Tritel, Inc., the Company or any of the Company's subsidiaries is a party or to which assets of Tritel, Inc., the Company or any of the Company's subsidiaries is subject.

     6. To my knowledge, neither Tritel, Inc., the Company nor any of the Company's subsidiaries is (a) in violation of its charter or by-laws, or (b) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default by Tritel, Inc., the Company or any subsidiary of the Company, in the due performance or observance of any term, covenant or condition contained in any Reviewed Agreement.

     7. To my knowledge, except as set forth in the Offering Documents, there are no pending actions or suits or judicial, arbitral, rulemaking, administrative or other proceedings to which Tritel, Inc., the Company or any of the Company's subsidiaries is a party or of which any property or assets of Tritel, Inc., the Company or any of the Company's subsidiaries is the subject which (a) singularly or in the aggregate, if determined adversely to Tritel, Inc., the Company or any of the Company's subsidiaries, could reasonably be expected to have a Material Adverse Effect.

                              REVIEWED AGREEMENTS


     1. Network Membership License Agreement, dated as of 7, 1999, January between Tritel, Inc. and AT&T.

     2. Intercarrier Roamer Service Agreement dated January 7, 1999, with AT&T Wireless Services and several of its affiliates.

     3. Roaming Administrative Service Agreement dated as of January 7, 1999, between AT&T Wireless Services and Tritel.

     4.   Long Distance Agreement dated as of January 7, 1999, as amended.

     5. Operating Agreement of Affiliate License Co., LLC dated April 16, 1999, among TeleCorp Wireless, Triton and Tritel Communications.

     6. Amended and Restated Agreement dated April 16, 1999, by and among TeleCorp Communications, Triton PCS, Tritel Communications and Affiliate License Co. LLC.

     7. Network Membership License Agreement dated January 7, 1999, by and between AT&T Corp. and Tritel, Inc.

     8. ALLTEL Put and Call Agreement dated on October 20, 2000, between AT&T Wireless Services and Tritel, Inc., includes push down to Tritel License -Alabama, Inc.

     9. ALLTEL Asset Purchase Agreement dated October 23, 2000, between ALLTEL Communications and Tritel, Inc.

     10. License Acquisition Agreement dated as of December 11, 2000 between ABC Wireless and Tritel Holding Corp.

     11. License Acquisition Agreement dated October 27, 2000, with Panther Wireless and Tritel License-Florida, Inc. and Tritel License-Georgia.

     12. Assignment and Assumption Agreement dated January 11, 2001, between Panther Wireless to Meriwether Communications.

     13. Senior Credit Facility dated as of March 31, 1999, with Tritel, Inc., Toronto Dominion (Texas), Inc. and lenders, includes Revolver, Term Loan A and Term Loan B, as amended.

                                                                       EXHIBIT G

     Based on the foregoing, and subject to the assumptions, qualifications and exceptions contained herein, it is Wiley, Rein & Fielding's opinion that:

     1. AirCom holds the FCC broadband Personal Communications Service ("PCS") licenses described in Exhibit I.A, attached hereto (the "AirCom
                                -----------
          Licenses"). To our knowledge, each of the AirCom Licenses is in full force and effect. The AirCom Licenses provide FCC authorization to construct and operate a PCS network in the respective markets designated in the AirCom Licenses, subject to the terms and conditions of the respective AirCom Licenses and the Communications Laws.

     2.   DigiCall holds the FCC broadband PCS licenses described in Exhibit
                                                                     -------
          I.B, attached hereto (the "DigiCall Licenses"). To our knowledge, each
          ---
          of the DigiCall Licenses is in full force and effect. The DigiCall Licenses provide FCC authorization to construct and operate a PCS network in the respective markets designated in the DigiCall Licenses, subject to the terms and conditions of the respective DigiCall Licenses and the Communications Laws.


     3.   DigiCom holds the FCC broadband PCS licenses described in Exhibit I.C,
                                                                    -----------
          attached hereto (the "DigiCom Licenses"). To our knowledge, each of the DigiCom Licenses is in full force and effect. The DigiCom Licenses provide FCC authorization to construct and operate a PCS network in the respective markets designated in the DigiCom Licenses, subject to the terms and conditions of the respective DigiCom Licenses and the Communications Laws.

     4. QuinCom holds attached hereto the FCC broadband PCS licenses described in Exhibit I.D (the "QuinCom Licenses"). To our knowledge, each of the
             -----------
          QuinCom Licenses is in full force and effect. The QuinCom Licenses provide FCC authorization to construct and operate a PCS network in the respective markets designated in the QuinCom Licenses, subject to the terms and conditions of the respective QuinCom Licenses and the Communications Laws.

     5.   T-AL holds the FCC broadband PCS licenses described in Exhibit I.E
                                                                 -----------
          attached hereto (the "T-AL Licenses"). To our knowledge, each of the T-AL Licenses is in full force and effect. The T-AL Licenses provide FCC authorization to construct and operate a PCS network in the respective markets designated in the T-AL Licenses, subject to the terms and conditions of the respective T-AL Licenses and the Communications Laws.

     6.   ClearCall holds the FCC broadband PCS licenses described in Exhibit I.
                                                                      ---------
          F, (the "ClearCall Licenses"). To our knowledge, each of I.F, the
          -
          attached hereto ClearCall Licenses is in full force and effect. The ClearCall Licenses provide FCC authorization to construct and operate a PCS network in the respective markets designated in the ClearCall Licenses, subject to the terms and conditions of the respective ClearCall Licenses and the Communications Laws.

     7.   ClearWave holds the FCC broadband PCS licenses described in Exhibit
                                                                      -------
          I.G, attached hereto (the "ClearWave Licenses"). To our knowledge,
          ---
          each of the ClearWave Licenses is in full force and effect. The ClearWave Licenses provide FCC authorization to construct and operate a PCS network in the respective markets designated in the ClearWave Licenses, subject to the terms and conditions of the respective ClearWave Licenses and the Communications Laws.

     8.   DigiNet holds the FCC broadband PCS licenses described in Exhibit I.A,
                                                                    -----------
          attached hereto (the "DigiNet Licenses"). To our knowledge, each of the DigiNet Licenses is in full force and effect. The DigiNet Licenses provide FCC authorization to construct and operate a PCS network in the respective markets designated in the DigiNet Licenses, subject to the terms and conditions of the respective DigiNet Licenses and the Communications Laws.

     9.   Global holds the FCC broadband PCS licenses described in Exhibit I.A,
                                                                   -----------
          attached hereto (the "Global Licenses"). To our knowledge, each of the Global Licenses is in full force and effect. The Global Licenses provide FCC authorization to construct and operate a PCS network in the respective markets designated in the Global Licenses, subject to the terms and conditions of the respective Global Licenses and the Communications Laws.

     10.  NexCom holds the FCC broadband PCS licenses described in Exhibit I.A,
                                                                   -----------
          attached hereto (the "NexCom Licenses" and, together with the AirCom Licenses, DigiCall Licenses, the DigiCom Licenses, QuinCom Licenses, T-AL Licenses, ClearCall License, ClearWave License, DigiNet Licenses, and Global Licenses, the "FCC Licenses"). To our knowledge, each of the NexCom Licenses is in full force and effect. The NexCom Licenses provide FCC authorization to construct and operate a PCS network in the respective markets designated in the NexCom Licenses, subject to the terms and conditions of the respective NexCom Licenses and the Communications Laws.

     11. To our knowledge, except for those affecting the industry generally and those disclosed in Exhibit II, there are no proceedings pending or threatened in writing under the Communications Laws against the Company, the Tritel License Subsidiaries, or the FCC Licenses by or before the FCC which seek the revocation, non-renewal, or material adverse modification of any of the FCC Licenses or the rights thereunder.

     12. The statements in the Offering Memorandum under the headings "Risk Factors--Risks Relating to Regulatory Matters" and "Business-- Government Regulation" insofar as they constitute summaries of the Communications Laws are accurate in all material respects. The statements in the Offering Memorandum under the heading "Business-- Legal Proceedings--High Plains" insofar as they constitute summaries of the Court of Appeals proceeding are accurate in all material respects.

     13. The execution and delivery by the Company of the Agreement and the issuance by the Company of the securities as described in the Agreement and pursuant to the Agreement does not constitute a violation by the Company of the Communications Laws assuming that, in connection therewith: (i) no individual or entity will acquire an attributable interest (as defined by the FCC) in the Company, or in the Tritel Licensee Subsidiaries that violates the Communications Laws; (ii) not more than 25% of the capital stock of the Company, or the Tritel Licensee Subsidiaries will be owned by alien individuals or entities, or representatives thereof; and (iii) that AirCom, DigiCom, DigiCall, QuinCom, and T-AL continue to meet the requirements for "entrepreneurial" status under Section 24.709 and 24.720(b) of the Commission's Rules, 47 C.F.R. (S)(S) 24.709, 24.720.

     As used herein, the term "full force and effect" means that to our knowledge based upon our above-described review of certain FCC public files: (a) the orders issuing the FCC Licenses have become effective; (b) no stay of effectiveness of such orders has been issued by the FCC; and (c) the FCC Licenses have not been invalidated by any subsequent published FCC action.

                                   EXHIBIT I

A. AirCom PCS, Inc.

     ----------------------------------------------------------------------------------------------------
     Call Sign       BTA Name                                   BTA No.             Blk          MHz
     ----------------------------------------------------------------------------------------------------
     KNLF457         Montgomery, AL                             BTA305               C            15
     ----------------------------------------------------------------------------------------------------
     KNLF604         Anniston, AL                               BTA017               C            15
     ----------------------------------------------------------------------------------------------------
     KNLF605         Birmingham, AL                             BTA044               C            15
     ----------------------------------------------------------------------------------------------------
     KNLF606         Decatur, AL                                BTA108               C            15
     ----------------------------------------------------------------------------------------------------
     KNLF607         Gadsden, AL                                BTA158               C            15
     ----------------------------------------------------------------------------------------------------
     KNLF608         Huntsville, AL                             BTA198               C            15
     ----------------------------------------------------------------------------------------------------
     KNLF609         Tuscaloosa, AL                             BTA450               C            15
     ----------------------------------------------------------------------------------------------------

B. DigiCall, Inc.

     ----------------------------------------------------------------------------------------------------
     Call Sign       BTA Name                                   BTA No.             Blk          MHz
     ----------------------------------------------------------------------------------------------------
     KNLG908         Biloxi, MS                                 BTA042               F            10
     ----------------------------------------------------------------------------------------------------
     KNLG918         Hattiesburg, MS                            BTA186               F            10
     ----------------------------------------------------------------------------------------------------
     KNLG922         Laurel, MS                                 BTA246               E            10
     ----------------------------------------------------------------------------------------------------
     KNLG925         McComb-Brookhaven, MS                      BTA269               F            10
     ----------------------------------------------------------------------------------------------------

C. DigiCom, Inc.

     ----------------------------------------------------------------------------------------------------
     Call Sign       BTA Name                                   BTA No.             Blk          MHz
     ----------------------------------------------------------------------------------------------------
     KNLG909         Bowing Green-Glasgow, KY                   BTA052               F            10
     ----------------------------------------------------------------------------------------------------
     KNLG923         Louisville, KY                             BTA263               F            10
     ----------------------------------------------------------------------------------------------------

D. QuinCom, Inc.

     ----------------------------------------------------------------------------------------------------
     Call Sign        BTA Name                                  BTA No.             Blk          MHz
     ----------------------------------------------------------------------------------------------------
     KNLG912         Dothan-Enterprise, AL                      BTA115               F            10
     ----------------------------------------------------------------------------------------------------
     KNLG914         Florence, AL                               BTA146               F            10
     ----------------------------------------------------------------------------------------------------
     KNLG927         Mobile, AL                                 BTA302               F            10
     ----------------------------------------------------------------------------------------------------
     KNLG928         Montgomery, AL                             BTA305               F            10
     ----------------------------------------------------------------------------------------------------
     KNLG933         Selma, AL                                  BTA415               F            10
     ----------------------------------------------------------------------------------------------------

E. Tritel License-Alabama, Inc.

     ----------------------------------------------------------------------------------------------------
     Call Sign       BTA Name                                  BTA No.              Blk          MHz
     ----------------------------------------------------------------------------------------------------
     KNLG288         Birmingham, AL                            BTA044                D            10
     ----------------------------------------------------------------------------------------------------
     KNLG350         Tuscaloosa, AL                            BTA450                D            10
     ----------------------------------------------------------------------------------------------------

F. ClearCall, Inc.

     ----------------------------------------------------------------------------------------------------
     Call Sign       MTA Name                          MTA No.          Blk         MHz          Notes
     ----------------------------------------------------------------------------------------------------
     WPOI258         Knoxville                         MTA044            A          20             1
     ----------------------------------------------------------------------------------------------------

G. ClearWave, Inc.

     ----------------------------------------------------------------------------------------------------
     Call Sign       MTA Name                          MTA No.          Blk         MHz          Notes
     ----------------------------------------------------------------------------------------------------
     WPOI257         Memphis-Jackson                   MTA028             B          20             2
     ----------------------------------------------------------------------------------------------------

H. DigiNet PCS, Inc.

     ----------------------------------------------------------------------------------------------------
     Call Sign       MTA Name                          MTA No.          Blk         MHz          Notes
     ----------------------------------------------------------------------------------------------------
     WPOI256         Nashville                         MTA043            B           20            3
     ----------------------------------------------------------------------------------------------------

I. Global PCS, Inc.

     ----------------------------------------------------------------------------------------------------
     Call Sign       MTA Name                          MTA No.          Blk         MHz          Notes
     ----------------------------------------------------------------------------------------------------
     WPOI255         Louisville-Lexington-Evansville   MTA026            A           20            4
     ----------------------------------------------------------------------------------------------------

     NexCom, Inc.

     ----------------------------------------------------------------------------------------------------
     Call Sign       MTA Name                          MTA No.          Blk         MHz          Notes
     ----------------------------------------------------------------------------------------------------
     WPOI259         Atlanta                           MTA011            A           20            5
     ----------------------------------------------------------------------------------------------------

Notes:

1. Geographic partition of the Knoxville MTA (MT A044) consisting only of the BTA of Knoxville, TN (BT A232).

2. Geographic partition of the Memphis-Jackson MTA (MT A028) consisting only of the BTAs of Columbus-Starkville, MS (BTA094); Greenville-Greenwood, MS (BTA175); Jackson, MS (BTA210); Meridian, MS (BTA292); Natchez, MS (BTA315); Tupelo-Corinth, MS (BTA449); Vicksburg, MS (BTA455); and, the county of Montgomery, MS in the Memphis, MS BTA (BTA290 ).

3. Geographic partition of the Nashville MTA (MTA043) consisting only of the BTAs of Clarksville, TN-Hopkinsville, KY (BTA0 83); Cookeville, TN (BTA 096); and Nashville, TN (BTA 314).

4. Geographic partition of the Louisville-Lexington-Evansville MTA (M TA02
6) consisting only of the BTAs of Bowling Green-Glasgow, KY (BTA052); Corbin, KY (BTA098); Lexington, KY (BTA252); Louisville, KY (BTA263 ); Madisonville, KY (BTA27 3); Owensboro, KY (B TA338); and Somerset, KY (BTA42 3).

4. Geographic partition of the Atlanta MTA (MTA 011) consisting only of the BTAs of Chattanooga, TN (BTA 076); Cleveland, TN (BTA 085); Dalton, GA (BT A102); La Grange, GA (B TA237); Ope lika-Auburn, AL (BTA334); Rome, GA (BT A384); and, the counties of Carroll, GA and Haralson, GA in the Atlanta, GA (BTA024 ).

                                  EXHIBIT II
                                  PROCEEDINGS

1. High Plains Wireless, L.P. v. Federal Communications Commission, No. 00-1292 (D.C. Cir. filed June 30, 2000). Nineteen of the FCC licenses held by Company subsidiaries, eight of which the Company is contractually obligated to sell to a third party, were originally awarded to Mercury PCS II, LLC ("Mercury") as a result of the FCC's D, E, and F Block PCS auction. Mercury's original application for these authorizations was contested by High Plains Wireless, L.P. ("High Plains"), a competing bidder in that auction, which alleged that Mercury violated the FCC's rules by engaging in reflexive bidding. Although the FCC originally proposed to fine Mercury $650,000 for this violation, the FCC ultimately rescinded its forfeiture based upon its determination that Mercury lacked notice that reflexive bidding was prohibited conduct. During the course of the FCC proceedings regarding Mercury's bidding activities, High Plains also asserted that Mercury violated the FCC's ex parte regulations and demonstrated a lack of candor in responding to the FCC's inquires. This appeal seeks review of FCC decisions: (i) granting certain licenses to Mercury and eliminating conditions on other previously granted licenses and (ii) finding in favor of Mercury on the ex parte and candor issues. The Company has intervened in the appeal and filed a motion arguing for dismissal of High Plains appeal on jurisdictional and procedural grounds.

                                                                       EXHIBIT H

                              KPMG Comfort Letter